A N N U A L M E E T I N G O F STOCKHOLDERS OCTOBER 27, 2022 10:00 AM Exhibit 99.2

Welcome and Introductory Remarks Craig L. Montanaro Director, President and Chief Executive Officer 2

Members of the Board of Directors John J. Mazur, Jr., Chairman Theodore J. Aanensen John F. McGovern Raymond E. Chandonnet Craig L. Montanaro John N. Hopkins Leopold W. Montanaro Catherine A. Lawton Christopher Petermann Joseph P. Mazza Charles J. Pivirotto John F. Regan 3

Executive Management Team Keith Suchodolski Senior Executive Vice President Chief Financial Officer Patrick M. Joyce Executive Vice President Chief Lending Officer Anthony V. Bilotta, Jr. Executive Vice President Chief Banking Officer Thomas D. DeMedici Executive Vice President Chief Credit Officer John V. Dunne Executive Vice President Chief Risk Officer Erika K. Parisi Executive Vice President Chief Administrative Officer Timothy A. Swansson Executive Vice President Chief Technology & Innovation Officer 4

Other Participants Corporate Secretary Kearny Financial Corp. Gail Corrigan Senior Vice President Legal Counsel Luse Gorman, PC Marc Levy, Esq. Independent Registered Public Accounting Firm Crowe LLP Andrey Dragun, CPA Partner Inspector of Election Computershare Amilja Regan Assistant Vice President 5

Business of the Meeting  Proposals to be voted upon:  Election of four directors, each for a three-year term;  Ratification of the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2023;  Advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement;  Review of Financial Results  Stockholder Questions  Report of the Inspector of Election 6

A N N U A L M E E T I N G O F STOCKHOLDERS Review of F inancial Results Fiscal Year Ended June 30 ,2022

Forward Looking Statements & Non-GAAP Financial Measures This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of COVID-19 on our business, financial condition or results of operations, • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 8

Kearny Financial Corp. NASDAQ: KRNY Market Cap: $741.2 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 45 full-service branches2 in 12 counties throughout New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of October 17, 2022 2 As of June 30, 2022 Source: S&P Global Market Intelligence & Company Filings 9

138 Years of Serving our Communities and Clients 10 1884 1941 1999 2003 2004 2005 2011 2014 2015 2017 2018 2020 Obtained Federal Charter Pulaski Bancorp Acquired Completed First-Step Mutual Conversion & IPO Atlas Bank Acquired MSB Financial Corp. Acquired Converted to NJ State -Chartered Savings Bank 2021 2022 Achieved Record Net Income and Earnings per Share Established Kearny Investment Services Completed Second- Step Conversion and $717.5M Stock Offering Clifton Bancorp Acquired Introduced Private Client Services Central Jersey Bancorp Acquired West Essex Bank Acquired Founded, Kearny, NJ Formed the KearnyBank foundation funded with $10M South Bergen Savings Bank Acquired

Financial Highlights Source: Company Filings Balance Sheet ($ in billions) 2022FY 2021FY Total Assets $7.72 $7.28 Total Loans $5.44 $4.88 Total Deposits $5.86 $5.49 Profitability and Performance Ratios ($ in millions, except per share data) 2022FY 2021FY Net Income $67.5 $63.2 Earnings per share $0.95 $0.77 Net Interest Income $196.6 $188.2 Net Interest Margin 2.94% 2.80% Return on Average Assets 0.93% 0.86% Return on Average Equity 6.86% 5.79% Return on Average Tangible Equity 8.77% 7.22% 11

10.14% 14.58% 14.58% 15.17% 9.37% 11.86% 11.90% 14.37% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY S&P US Small Cap Banks Equity & Capitalization 1 Kearny Regulatory Capital Ratios based on June 30, 2022 results 2 S&P U.S. Small Cap Banks Index comprised of 280 constituents, based on March 31, 2022 results. Source: Company Filings Equity Capitalization Level Regulatory Capital Ratios1,2 12 16.53% 14.19% 13.29% 11.72% 9.06% 19.28% 16.99% 16.04% 14.32% 11.58% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2018FY 2019FY 2020FY 2021FY 2022FY Tangible Common Equity / Tangible Assets Equity / Assets

$291 $433 $502 $621 $751 $36 $69 $94 $122 $152 $327 $502 $596 $743 $903 2018FY 2019FY 2020FY 2021FY 2022FY Repurchase of Common Stock Dividends Paid ($ millions) Capital Management Source: Company Filings 1 Since conclusion of second step conversion in May 2015. Repurchased 10.2 million shares during Fiscal 2022 at an average price of $12.67 per share Cumulative Capital Returned to Stockholders1 13

Earnings Performance 1 Although management believes core net income, EPS and ROAA, which are non-GAAP measures, are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Core net income, EPS and ROAA exclude non-recurring income and expenses, including branch consolidation expenses and impairment charges. Refer to reconciliation of GAAP to non-GAAP at the end of this presentation. Source: S&P Global Market Intelligence & Company Filings Earnings per Share1 Net Income & Return on Assets1 Sustained growth trajectory in net income, earnings per share and return on assets Annual GAAP EPS for Fiscal 2022 represented a 23% increase from Fiscal 2021 14 $0.33 $0.47 $0.54 $0.81 $0.98 $0.24 $0.46 $0.55 $0.77 $0.95 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2018FY 2019FY 2020FY 2021FY 2022FY Core EPS GAAP EPS $27.4 $43.4 $44.3 $66.7 $69.6 $19.6 $42.1 $45.0 $63.2 $67.5 0.52% 0.65% 0.66% 0.91% 0.96% 0.37% 0.63% 0.67% 0.86% 0.93% 0.00% 0.15% 0.30% 0.45% 0.60% 0.75% 0.90% 1.05% $0 $20 $40 $60 $80 $100 $120 $140 2018FY 2019FY 2020FY 2021FY 2022FY Core Net Income Net Income Core ROAA ROAA ($ millions)

QTD Cost of Deposits 0.32% 11.2% 38.6% 18.0% 19.0% 13.2% $1,828 $1,902 $1,773 $1,399 $1,116 $189 $302 $67 $479 $773 $744 $791 $907 $1,111 $1,053 $1,001 $843 $1,264 $1,902 $2,266 $312 $309 $419 $594 $654 $4,074 $4,147 $4,430 $5,485 $5,862 2018FY 2019FY 2020FY 2021FY 2022FY Retail CDs Wholesale CDs Savings Interest bearing DDA Noninterest bearing DDA Deposits 1 For the quarter ended June 30, 2022. Source: S&P Global Market Intelligence & Company Filings Deposit Composition1 Deposit Growth Consolidated 25% of branches over a three-year period Grew non-maturity deposits 10% during Fiscal 2022 ($ millions) 15

30.3% 44.3% 18.8% 2.6% 3.2% 0.8% 1-4 Family Multifamily CRE C&D Commercial Other Portfolio Lending 1 For the quarter ended June 30, 2022. 2 As of June 30, 2022 Source: S&P Global Market Intelligence & Company Filings Loan Composition1 Geographic Distribution2Loan-to-Value by Real Estate Secured Segment2 Strategy designed to grow and diversify the loan portfolio with a focus on increasing the allocation of C&I and construction credits Grew net loans by 11% during Fiscal 2022 New York 36.0% New Jersey 55.7% Pennsylvania 5.1% Other 3.2% QTD Yield on Loans 3.77% 16 Loan Type Balance ($ millions) Loan to Value (LTV) 1-4 Family $1,646 62% Multifamily $2,409 64% CRE $1,020 54% Construction $140 61% Home Equity $42 46% Total $5,257 61%

$26.7 $31.8 $0.3 $1.6 $8.5 $1.4 Multi-family Non-Residential Commercial Construction Residential Home Equity Asset Quality 1 As of June 30, 2022; amounts shown in millions. 2 The Company adopted CECL methodology effective FY 2021 Q1 Source: S&P Global Market Intelligence & Company Filings Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets Non-Performing Loans1 Allowance for Credit Losses on Loans (ACL)2 17 0.03% 0.02% 0.00% 0.03% 0.07% -0.05% 0.00% 0.05% 0.10% 0.15% 2018FY 2019FY 2020FY 2021FY 2022FY $30.9 $33.3 $37.3 $58.2 $47.10.68% 0.70% 0.82% 1.19% 0.87% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2018FY 2019FY 2020FY 2021FY 2022FY ACL Balance ACL to Total Loans Receivable 0.27% 0.31% 0.55% 1.10% 1.19% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 2018FY 2019FY 2020FY 2021FY 2022FY

Selected Technology Partners 18

M&A History and Strategy Experienced and disciplined acquirer and integrator Opportunistic acquisition strategy with an emphasis on: Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Focus on limiting tangible book value dilution and earn- back periods while generating strong EPS accretion and operating leverage 19

Environmental, Social & Governance (ESG) 20 The Company’s expanded ESG Report was recently released, disclosing the Company’s ongoing efforts related to: Environmental sustainability and climate risk management Cyber security, community re-investment and affordable housing initiatives Human capital initiatives, including our diversity, equity & inclusion program Corporate governance and compliance

A N N U A L M E E T I N G O F STOCKHOLDERS Financial Update First Quarter F iscal 2023

First Quarter Fiscal 2023 22 Balance Sheet ($ in billions) 2023Q1 2022Q4 Total Assets $7.89 $7.72 Total Loans $5.68 $5.44 Total Deposits $6.11 $5.86 Profitability and Performance Ratios ($ in millions, except per share data) 2023Q1 2022Q4 Net Income $16.5 $11.4 Earnings per share $0.25 $0.17 Net Interest Income $48.5 $50.6 Net Interest Margin 2.69% 2.92% Return on Average Assets 0.85% 0.61% Return on Average Equity 7.38% 4.92% Return on Average Tangible Equity 9.70% 6.40%

First Quarter Fiscal 2023 1 For the quarter ended September 30, 2022 Source: S&P Global Market Intelligence & Company Filings Loan Growth Deposit GrowthNon-Performing Assets / Total Assets 23 $1,902 $1,773 $1,399 $1,116 $1,263 $302 $67 $479 $773 $797 $791 $907 $1,111 $1,053 $983 $843 $1,264 $1,902 $2,266 $2,382 $309 $419 $594 $654 $683 $4,147 $4,430 $5,485 $5,862 $6,108 2019FY 2020FY 2021FY 2022FY 2023Q1 Retail CDs Wholesale CDs Savings Interest bearing DDA Noninterest bearing DDA $1,440 $1,356 $1,496 $1,688 $1,710 $1,946 $2,060 $2,039 $2,409 $2,570 $1,259 $961 $1,079 $1,020 $1,041 $4,731 $4,540 $4,880 $5,437 $5,676 2019FY 2020FY 2021FY 2022FY 2023Q1 1-4 Family Multi-family CRE C&D Other 0.31% 0.55% 1.10% 1.19% 0.98% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2019FY 2020FY 2021FY 2022FY 2023Q11 1

Stockholder Questions Questions? 24

Results of Voting Report of the Inspector of Election 25

A N N U A L M E E T I N G O F STOCKHOLDERS OCTOBER 27, 2022 10:00 AM

Non-GAAP Reconciliation 27 Appendix A: Reconciliation of GAAP to Non-GAAP For the year ended For the year ended (Dollars in Thousands, Except Per Share Data) June 30, 2022 June 30, 2021 Adjusted net income: Net Income (GAAP) $67,547 $63,233 Non-recurring transactions - net of tax: Early contract termination 568 - Bargain purchase gain - (3,053) Provision for credit losses on non-PCD loans - 3,563 Merger-related expenses - 3,123 Branch consolidation expenses and impairment charges 1,341 1,377 Net effect of sales and calls of securities 397 (804) Debt extinguishment expenses - 558 Reversal of income tax valuation allowance - (535) Net effect of sales of other assets (251) (731) Adjusted net income $69,602 $66,731 Adjusted earnings per share: Weighted average common shares - basic 70,911 82,387 Weighted average common shares - diluted 70,933 82,391 Earnings per share - basic (GAAP) $0.95 $0.77 Earnings per share - diluted (GAAP) $0.95 $0.77 Adjusted earnings per share - basic (non-GAAP) $0.98 $0.81 Adjusted earnings per share - diluted (non-GAAP) $0.98 $0.81 Adjusted return on average assets: Total average assets $7,282,370 $7,333,861 Return on average assets (GAAP) 0.93% 0.86% Adjusted return on average assets (non-GAAP) 0.96% 0.91%